Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
The following table shows the carrying amount of goodwill by business segment as of December 31, 2014 and 2013:

	Ammonia	Granular Urea	UAN	AN	Other	Total
	(in millions)
Balance as of December 31, 2013	$579.5	$830.8	$577.8	$69.0	$38.7	$2,095.8
Effect of exchange rate changes	(0.8)	(1.2)	(0.8)	(0.1)	(0.1)	(3.0)
Balance as of December 31, 2014	$578.7	$829.6	$577.0	$68.9	$38.6	$2,092.8

Amounts presented in the above table as of December 31, 2013 have been restated to reflect the goodwill allocated to the new reportable segments that were created in 2014. See Note 5—Segment Disclosures for further information. As a result of the new reportable segments, we performed an interim goodwill impairment analysis during the third quarter of 2014. The fair value of each reporting unit exceeded its carrying value; thus, no impairment was recorded.
As discussed in Note 5—Segment Disclosures, the reportable segment structure was further revised during the third quarter of 2015 to separate the AN segment from the other segment. As a result, goodwill of $69.0 million as of December 31, 2013 was allocated from the other segment to the AN segment.
During the fourth quarter of 2013, we acquired three ammonia terminals in Canada for an aggregate purchase price of $72.5 million. These facilities increased our distribution capabilities to customers in Western Canada. The acquired assets were recorded at the acquisition date fair value and are being depreciated in accordance with our existing depreciation policy over their remaining economic useful lives. We recognized $32.2 million of goodwill that represents the excess of the purchase price over the net fair value of the assets acquired, which is not deductible for income tax purposes. As a result of our changes in reportable segments, the goodwill related to these Canadian terminals presented in the table above as of December 31, 2013 is reflected in our ammonia, granular urea, UAN, AN and other segments as follows: $8.9 million, $12.8 million, $8.9 million, $1.0 million and $0.6 million, respectively.
Our identifiable intangibles and carrying values are shown below and are presented in noncurrent other assets on our consolidated balance sheets.

	December 31, 2014			December 31, 2013
	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
	(in millions)
Intangible assets:
Customer relationships	$50.0	$(13.2)	$36.8	$50.0	$(10.4)	$39.6
TerraCair brand	10.0	(5.0)	5.0	10.0	(3.8)	6.2
Total intangible assets	$60.0	$(18.2)	$41.8	$60.0	$(14.2)	$45.8

Amortization expense of our identifiable intangibles was $4.0 million, $3.8 million and $3.8 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Total estimated amortization expense for each of the five succeeding fiscal years is as follows:

Estimated Amortization Expense
(in millions)
2015	$7.8
2016	2.8
2017	2.8
2018	2.8
2019	2.8

In early 2015, management approved a plan to discontinue the usage of the TerraCair brand in the sale of DEF during 2015.  Based on the change in the usage of this brand, estimated amortization expense in the table above includes the remaining amortization of the TerraCair brand in 2015.